Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Rithm Capital Corp. 799 Broadway, 9th Floor New York, New York 10003

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of home improvement contracts in connection with the proposed offering of UPGHI 2026-3 Issuer Trust. Rithm Capital Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

Rithm Capital Corp. has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Contract File an. Additionally, Morgan Stanley & Co. LLC (“Morgan Stanley,”) Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC  (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 28, 2026, representatives of Morgan Stanley, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on September 14, 2026, with respect to 35,954 home improvement contracts (the “Statistical Contract File”).

At the Company’s instruction, we randomly selected 150 home improvement contracts from the Statistical Contract File (“Sample Contracts”) and performed certain comparisons and recomputations for each of the Sample Contracts relating to the home improvement contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics
1. Loan ID (for informational purposes only) 2. Original borrower state 3. Term (months) 4. Original interest rate	5. Application complete date 6. Original line amount 7. Maturity date 8. Subline principal balance

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the “Truth-in-Lending Agreement.”

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We compared Characteristic 5. to the corresponding information set forth on or derived from the “Borrower Agreement” or screen shots from Upgrade, Inc.’s servicing system (the “Servicing System Screen Shots”). Further, differences of 30 days or less are deemed to be “in agreement.”
We compared Characteristics 6. through 8. to the corresponding information set forth on or derived from the Servicing System Screen Shots.

In addition to the procedures described above, at the instruction of the Company, for each of the Sample Contracts, we observed that the “FICO Score” (as set forth on the “Credit Score Notice Agreement”) was within the range of the “FICO range – high” and the “FICO range – low” as set forth on the Statistical Contract File.

The home improvement loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company or Upgrade, Inc. and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the home improvement contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the home improvement contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 5, 2026